                                                                   Exhibit 10.18

                               SECOND AMENDMENT TO
                            MASTER SERVICES AGREEMENT

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

         This Second Amendment ("Second Amendment") is effective as of the first day of April, 2000 ("Second Amendment Effective Date") and amends and supplements that certain Master Services Agreement, as amended (the "Agreement") dated as of the 9th day of December, 1999, by and between VALOR TELECOMMUNICATIONS ENTERPRISES, LLC (as successor to Valor Telecommunications Southwest, LLC, successor to dba Communications, LLC) ("Client") and ALLTEL INFORMATION SERVICES, INC. ("ALLTEL").

                                   WITNESSETH:

         WHEREAS, Client desires to obtain additional services from ALLTEL and ALLTEL is willing to provide such services pursuant to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the parties agree as follows:

1.       The following new Section 2.5 shall be added to Exhibit E to the
         Agreement:

         "2.5 HARDWARE, SOFTWARE AND SUPPORT FOR SWITCH INTERFACE SOFTWARE. ALLTEL shall acquire the following hardware, operating system software, and support required for switch interface software (such as Architel's switching activation software) on Client's behalf: N9000 2cpu/3GB memory with local failover support and miscellaneous software; 40 GB of storage; UNIX support; backup services; maintenance (including software maintenance); and related Oracle software licenses. Commencing April 1, 2000, Client shall pay the following monthly Service Fees for such hardware, software and support:

                                                             MONTHLY FEES*
                                                             -------------
April 1, 2000 through March 31, 2003                           $[*****]
April 1, 2003 and thereafter**                                 $[*****]***

         * The monthly fees set forth in this Section are based on the assumption there will be no more than 550,000 Access Lines and no more than 90 switches. If that assumption is materially incorrect, ALLTEL and Client shall negotiate in good faith an equitable adjustment to such fees.

         ** Client may cancel these Services, without penalty or additional fees, at any time after April 1, 2003 by thirty
                  (30) Days' written notice to ALLTEL.

         *** The monthly fees after March 31, 2003 are based on the assumption that the same hardware and software can be used, without upgrade. If that assumption is incorrect, ALLTEL and Client shall negotiate in good faith an equitable adjustment to such fees.

         The monthly fees set forth above include "Disaster Recovery Services", as provided for in Exhibit K.

2.       The following new Section 4 shall be added to Exhibit A to the
         Agreement:

         "4. TIME MANAGEMENT SYSTEM. ALLTEL shall implement and support (in the form of regular software upgrades and patches) ALLTEL's Time Management System Software ("Time Management System") which shall be used to track time for Client employees. ALLTEL will provide one (1) interface from WFM to the Time Management System. Valor shall have one (1) location, corporate headquarters for the Time Management System. Time Management System located at corporate headquarters will have an automated interface to Pro-Business. The Time Management System functionality described below will be implemented by July 1, 2000, except for Short Term Disability and FMLA Tracking and Reporting enhancements which are scheduled for completion on August 1, 2000. ALLTEL will provide on-site support for the Time Management System for a period of one (1) week following the initial installation.

         "4.1 FUNCTIONALITY. THE FUNCTIONALITY PROVIDED BY THE CORE TIME MANAGEMENT SYSTEM SOFTWARE IS:

                  -        LAN or PC based software;

                  -        Multi-user software;

                  -        32 bit processing software;

                  -        Manual input;

                  -        Mechanized input;

                  -        Mechanized input error correction;

                  -        Feed to Payroll system;

                  -        Validation of input date through maintenance tables;

                  -        Manual updates of maintenance tables;

                  -        Site specific table;

                  -        Inquiry function;

                  -        Daily time summary report;

                  -        Query report;

                  -        Weekly status report;

                  -        Mechanized input error report;

                  -        Reports saved as HTML for web reporting;

                  -        Utilities to re-index tables;

                  -        Utilities to pack tables;

                  -        Utilities to purge data from tables;

                  -        Utilities to release data;

                  -        Utilities to re-release data;

                  -        Utilities to set security levels;

                  -        Utilities to set user and user's security levels;

                  -        Utilities for online help; and

                  -        Utilities to update the online help.

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

         4.2 ENHANCEMENTS. Additionally, ALLTEL will provide Client with the following enhancements to the core Time Management System software, including:

                  -        Customized WFM import to match Client format;

                  -        Customized timesheet screen to match Client format;

                  -        Customized export to Pro-Business;

                  -        Work order validation;

                  -        Union order validation;

                  -        Union validation;

                  -        Exception Job Class Code rate logic;

                  -        Sick pay processing; and

                  -        Short Term Disability and FMLA Tracking and
                           Reporting.

                  ALLTEL will provide Client spreadsheet import capability through Change Control. Spreadsheet import capability is not within the scope of the 706 man-hours as set forth in 4.3 below.

         4.3 CUSTOMIZATION. ALLTEL will provide up to 706 man-hours of development services to configure the Time Management System for Client's use. The 706 man-hours of software development services will provide the following types of customization:

                  -        Customization of report headings, menus and forms;

                  -        Definition of internal tables; and

                  - Testing of the interface between the WFM and Payroll system.

                  Customization exceeding the 706 man-hours (including new reports, etc.) will be provided upon Client's written request through the SER process for the Service Fees set forth in Exhibit E.

         4.4 CLIENT RESPONSIBILITIES. Client is responsible for providing Client employees and contractors with the appropriate desktop PCs needed to access and utilize the Time Management System. ALLTEL will assist Client's LAN Administrator with loading of the Time Management System icon and loading of the directories onto Client's LAN. ALLTEL will also assist with initial operator setup. Client is responsible for the nightly backup on the LAN to include the Time Management System data."

3. The following new Section 2.4 shall be added to Exhibit E to the Agreement.

         "2.4 SERVICE FEES FOR TIME MANAGEMENT SYSTEM. ALLTEL shall provide the Time Management System described in Section 4 of Exhibit A and as compensation therefore, Client shall pay the following Service Fees:

                  License Fee (includes the 706 man-hours of development
                  services described in Section 4.3 of Exhibit A)       $[*****]

                  Monthly Support(, July 1 through December 31, 2000    $[*****]
                  Monthly Support **, January 1, 2001 through July
                  31, 2005                                              $[*****]

                  * Assumes that ALLTEL resources needed to provide support will not exceed one (1) FTE.

                  ** Assumes that ALLTEL resources needed to provide support will not exceed one-half (.5) FTE.

                  If the initial development of the Time Management System requires in excess of 706-man-hours or the ALLTEL resources required to perform the monthly support exceed the FTE assumptions set forth above or if Client requests software customizations or capacity in excess of that described in
                  Section 4 of Exhibit A, ALLTEL shall provide such additional resources at the rates per hour set forth in Section 5.1 of Exhibit E for Application Services and Development Variable Staff. All related travel and materials shall be invoiced as a Pass-Through Expense.

4.       The following new Section 8 shall be added to Exhibit M. to the
         Agreement:

         "8. TRAINING ROOM PC DEPLOYMENT PROJECT. ALLTEL will install, configure and test certain ALLTEL Software and ALLTEL-Provided Third Party Software on Client's training personal computers ("PCs") in the "Training Facilities" (as set forth below) as described in this Section 8. ALLTEL will also provide technical support for each Training Facility as described in this Section 8. The testing to be performed is to verify that each PC has connectivity to ALLTEL's training databases and that the ALLTEL Software and ALLTEL-Provided Third Party Software is properly configured. The Services described in this section to be performed by ALLTEL shall be referred to as the "Training Deployment Services".

                  8.1      ALLTEL RESPONSIBILITIES.

                           (a) SOFTWARE. ALLTEL will install, configure and test the following ALLTEL Software, or ALLTEL Provided Third Party Software on Client PCs: ASAP, CCS, MIROR, CAMS, RVS, E91, TARP & Frontware, and CABS. ALLTEL will also load its training image which consists of NT 4.0 SP5, Glink v6.16, EDM v4.0, Hummingbird v6.2, and Oracle client v8.05.

                           (b) FORMS. ALLTEL will develop the following forms:

                                    (i)      SOFTWARE COMPLETION FORM. ALLTEL
                                             will develop a Software Completion
                                             Form that will serve as a checklist
                                             of criteria to verify proper
                                             configuration and operation of the
                                             PCs for correct communications with
                                             the ALLTEL network for training.
                                             The content may include, but is not
                                             limited to the following:

                                             -    Workstation setup procedures;

                                             -    Workstations able to connect
                                                  to the server; and

                                             -    Workstation boot up process
                                                  with no error messages.

                                    (ii)     WEEKLY STATUS REPORTS. ALLTEL will
                                             prepare a weekly status report for
                                             Client's Project Manager describing
                                             work completed, work in progress,
                                             and any critical issues pertaining
                                             to the deployment project's
                                             completion.

                                    (iii)    FINAL STATUS REPORT. ALLTEL will
                                             provide a Final Status Report
                                             outlining ALLTEL's activities and
                                             describing the status of tasks
                                             associated with the deployment
                                             project. Significant
                                             accomplishments and problems will
                                             be identified. The Final Status
                                             Report may also include the
                                             following:

                                             -    All workstations communicating
                                                  to the ALLTEL network;

                                             -    Software application
                                                  deployment is operational;

                                             -    Detailed documentation
                                                  delivered;

                                             -    3270 access to IBM Host;

                                             -    Project change control
                                                  summary; and

                                             -    Problems, concerns, and
                                                  recommendations.

                           (c) On-Site Support. An ALLTEL LAN/Desktop Support staff person will be on-site for each initial training class at each different Training Facility for two (2) Days of ALLTEL Software training. An ALLTEL LAN/Desktop Support staff person will be on-site for each subsequent class at each different Training Facility one (1)-day prior to the start of class and the first day of ALLTEL Software training.

         8.2 TRAINING FACILITIES. ALLTEL will provide the Training Deployment Services at the following "Training Facilities".

                  -        Technology Training Center, 1400 Commerce Dr.,
                           Carlsbad, NM;

                  -        N New Mexico Community College, 1002 N. Onate St.
                           Espanola, NM;

                  - Texarkana College, 2500 N Robinson Rd., Texarkana, TX; Client Corporate headquarters in Irving, TX;

                  -        Tulsa Tech Center, 3638 S Memorial Dr., Tulsa, OK;

                  - Broken Arrow Assignment Center, 2300 S. First Street, Broken Arrow, OK;

                  - Dallas, Texas (ALLTEL site), 4455 LBJ Fwy Suite 1100, Dallas, TX; and

                  -        Woltcom - TBD.

         8.3      CLIENT RESPONSIBILITIES.

                  (a) PC. Client will provide all PCs (including monitors) as indicated:

                           - Client HQ in Irving, HQ: 15 Compaq PIII 450-500MHZ, 64MB Ram, CD-ROM, 10/100nic,
                                    17"monitor

                           - Texarkana: 64 Compaq PIII 450-500MHz, 64MB Ram, CD-ROM, 10/100nic, 17"monitor

                           - Carlsbad: 64 Generic PIII 450MHz, 64MB Ram, CD-ROM, 10/100 nic, 17"monitor

                           - Espanola: 31 Gateway PIII 450MHz, 64MB Ram, CD-ROM, 10/100 nic, 17"monitor

                           - Tulsa Tech Center: 16 HP Vectra PIII 450MHz, 64MB Ram, CD-ROM, 10/100 nic, 17"monitor

                           - Broken Arrow Assignment Center: 6 Compaq PIII 450-500 MHz, 64MB Ram, CD-ROM, 10/100
                                    nic, 17"monitor

                           -        Dallas (ALLTEL site):

                           -        Woltcom: To be mutually agreed by the
                                    parties.

                  (b) All Category 5 patch cables are certified from WAN termination, Router, Hub and to PC provided and installed by the Client as indicated on project schedule.

                  (c) All ALLTEL Software and ALLTEL-Provided Third Party Software loaded by ALLTEL will be removed from all training room PCs and servers at the conclusion of training. This will be carried out by Client employees and not handled by contracting staff or college staff.

                  (d) Client will be [________] complete the removal of the ALLTEL Software and ALLTEL-Provided Third Party Software no later than three (3) Days after training has concluded at each Training Facility. Within five
                           (5) Days of the completion of training, Client will confirm in writing that ALLTEL Software and ALLTEL-Provided Third Party Software has been removed from the Training Facilities. The project coordination for removing ALLTEL Software and ALLTEL-Provided Third Party Software from training sites will be coordinated by ALLTEL.

                  (e) Client or Client's vendor will have the PCs shipped and setup at each training site prior to the arrival of ALLTEL staff as indicated by schedule.

         8.4 ASSUMPTIONS. The estimated fees and schedules for the Training Deployment Services are based on the following assumptions:

                  (a) ALLTEL is not responsible for infrastructure or PC equipment and components that are not in place and functioning prior to ALLTEL's commencement of the Training Deployment Services.

                  (b) All connectivity equipment will be installed and setup in working order prior to the arrival of ALLTEL resources as indicated on project schedule.

                  (c) ALLTEL is not responsible for replacement training PCs if the PCs break.

                  (d) ALLTEL is not responsible for the original PC image of the Training Facilities' PCs.

                  (e) Adequate numbers of ports for training will be configures for each classroom as describe din training schedule.

                  (f) Server shipped by CompuCom will be delivered to appropriate site on time per schedule as follows:

Irving                       5/22/2000
Texarkana                    5/15/2000
Carlsbad                     5/10/2000
Espanola                     5/02/2000
Broken Arrow (Tulsa)         5/30/2000
Dallas (ALLTEL)              4/24/2000

                           Woltcom server will be available to ALLTEL by 5/2/00.

                  (g) Servers configured by CompuCom will be configured correctly and in working order with Windows NT v4.0 with Service Pack 5.

                  (h) A stand by server will be configured and available to be shipped for next day delivery by Client or Client's Vendor if there is a problem with a server.

                  (i) ALLTEL staff has full administrative rights and access to all Training Facility servers and PCs.

                  (j) There will be only one training room setup task for each Training Facility. There are no breakdown and re-setup tasks to be performed by ALLTEL.

                  (k)      PC count includes on trainer for each class.

                  (l) No printer requirements have been identified. The Training Facility is responsible for any future network printer needs.

                  (m) There is a phone in each training room that provides ALLTEL access during server and PC setup and configuration.

                  (n) Once the server and all PCs at a training sit are configured and tested, on one will have the authorization to install software or make any changes without ALLTEL approval.

                  (o) All changes to the project will be scheduled and approved via the Change Management Request process.

                  (p) If the training schedule changes after 4/27/00, ALLTEL will reevaluate the number of hours required to support the training effort."

5.       The following new Section 4.6 shall be added to Exhibit E to the
         Agreement:

         "4.6 TRAINING DEPLOYMENT SERVICES. ALLTEL will provide the Training Deployment Services described in Section 8 of Exhibit M for the following rates and charges:

                  Weekday (non-holiday), 8:00 a.m.-5:00 p.m.: $[*****] per man hour for project management. Estimated project management man hours are 600.

                  Weekday and Weekends (non-holiday), 8:00 a.m.-5:00 p.m. schedule: $[*****] per hour for ALLTEL Technicians. Estimated hours are 2,850.

                  In the event that any of the assumptions set forth in Section
                  8.4 of Exhibit M is materially incorrect or Client fails to timely perform any of its responsibilities set forth in
                  Section 8.3 of Exhibit M, and ALLTEL's performance of the Training Development Services is negatively impacted as a result, ALLTEL reserves the right to adjust the project schedule for the Training Development Services or increase the rates charged by ALLTEL accordingly.

                  All travel and related expenditures will be invoiced to Client as Pass-Through Expense."

6. All capitalized terms not otherwise defined in this second Amendment shall have the same meaning set forth in the Agreement.

7. Except as herein expressly amended, the Agreement as previously amended is ratified, confirmed and remains in full force and effect.

8. All references to the Agreement shall mean as such Agreement is amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

9. This Second Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the Second Amendment Effective Date by their duly authorized representatives.

ALLTEL INFORMATION SERVICES,               VALOR TELECOMMUNICATIONS ENTERPRISES,
INC.                                       LLC

By: /s/ Roger Leitner                      By:  /s/ Kenneth R. Cole
    _______________________________            _____________________________

Name: /s/ Roger Leitner                    Name:    Kenneth R. Cole
      _____________________________              ___________________________

Title:                                     Title: President & CEO
       ____________________________              ___________________________

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